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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 25, 2001


                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------



          DELAWARE                      0-18121                  36-3664868
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
          Incorporation)                                     Identification No.)




 55TH STREET & HOLMES AVENUE                                        60514
  CLARENDON HILLS, ILLINOIS                                       (Zip Code)
(Address of principal executive
           offices)



        Registrant's telephone number, including area code (630) 325-7300




                                 NOT APPLICABLE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST YEAR)


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Item 5.  Other Events.
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         On January 25, 2001, MAF Bancorp, Inc. announced its 2000 fourth quarter earnings results as reflected in the attached press release which is incorporated herein by reference and which constitutes a part of this report.

Item 7(c).  Exhibits.
            --------

Exhibit 99.1      Press Release dated January 25, 2001.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MAF Bancorp, Inc.



Date:    January 25, 2001                     By:  /s/ Jerry A. Weberling
                                                   ----------------------
                                                   Jerry A. Weberling
                                                   Executive Vice President and
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
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99.1     Press Release dated January 25, 2001.